UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 13, 2013

EMERALD OIL, INC.

(Exact name of registrant as specified in its charter)

Montana	1-35097	77-0639000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Broadway, Suite 1360
Denver, CO 80202

(Address of principal executive offices, including zip code)

(303) 323-0008

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

On March 13, 2013, Emerald Oil, Inc. (the “Company”) issued a press release announcing results for the year ended December 31, 2012.  A copy of the press release is attached hereto as Exhibit 99.1.

The information in Item 2.02 of this Form 8-K and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02.      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Compensation of Executive Officers

On March 13, 2013, the Board of Directors of the Company ratified and approved the recommendation and of the Compensation Committee to amend the employment agreements of the Company’s executive officers to increase the annual base salaries of each of Mike Krzus (Chief Executive Officer), McAndrew Rudisill (President) and J.R. Reger (Executive Chairman) from $290,000 per year to $350,000 per year; Paul Wiesner (Chief Financial Officer) from $275,000 to $305,000; and Karl Osterbuhr (Vice President Exploration and Business Development) from $250,000 to $275,000. The base salary adjustments were made after taking into account the Company’s compensation philosophy, the compensation practices of the Company’s peer group and the individual and collective achievements of the executives during 2012.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits. The following exhibit is furnished as part of this current report on Form 8-K:

10.1	Second Amendment to Employment Agreement with Mike Krzus effective as of March 16, 2013.
10.2	Second Amendment to Employment Agreement with McAndrew Rudisill effective as of March 16, 2013.
10.3	Second Amendment to Employment Agreement with J.R. Reger effective as of March 16, 2013.
10.4	Second Amendment to Employment Agreement with Paul Wiesner effective as of March 16, 2013.
10.5	Second Amendment to Employment Agreement with Karl Osterbuhr effective as of March 16, 2013.
99.1	Press release dated March 13, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

EMERALD OIL, INC.

Date: March 14, 2013	By:	/s/ Mitchell R. Thompson
Mitchell R. Thompson
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	ITEM

10.1 10.2 10.3 10.4 10.5 99.1

Second Amendment to Employment Agreement with Mike Krzus effective as of March 16, 2013.

Second Amendment to Employment Agreement with McAndrew Rudisill effective as of March 16, 2013.

Second Amendment to Employment Agreement with J.R. Reger effective as of March 16, 2013.

Second Amendment to Employment Agreement with Paul Wiesner effective as of March 16, 2013.

Second Amendment to Employment Agreement with Karl Osterbuhr effective as of March 16, 2013.

Press release dated March 13, 2013